EXHIBIT 32.1

CERTIFICATIONS PURSUANT TO

18 U.S.C. SECTION 1350,

AS ENACTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Guardion Health Sciences, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of Michael Favish, Chief Executive Officer of the Company, and John Townsend, Controller and Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 11, 2017	/s/ Michael Favish
Michael Favish
Chief Executive Officer
(Principal Executive Officer)

May 11, 2017	/s/ John Townsend
John Townsend
Controller and Chief Accounting Officer
(Principal Accounting Officer)